UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 16, 2017

___________________________________________________________________

COVENANT TRANSPORTATION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ]	Emerging growth company

[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Covenant Transportation Group, Inc. (the "Company") was held on Tuesday, May 16, 2017.  Four proposals were voted upon at the Annual Meeting.  The proposals are described in detail in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 6, 2017.  The final results for the votes regarding each proposal are set forth below.

1.	The voting tabulation on the election of six (6) directors was as follows:

Nominee	For	Withheld	Broker Non-Votes
William T. Alt	17,045,958	1,255,505	1,605,166
Robert E. Bosworth	17,602,790	698,673	1,605,166
Bradley A. Moline	17,805,632	495,831	1,605,166
David R. Parker	17,804,164	497,299	1,605,166
Herbert J. Schmidt	17,101,610	1,199,853	1,605,166
W. Miller Welborn	17,971,317	330,146	1,605,166

2.	The compensation of the Company's named executive officers was approved, on an advisory and non-binding basis, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,805,876	453,121	42,466	1,605,166

3.
In a non-binding, advisory vote, the stockholders voted as follows on the proposal to select the frequency of future non-binding, advisory votes on the compensation of the Company's named executive officers:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
16,197,721	6,051	2,023,642	74,049	1,605,166

Accordingly, the Company’s stockholders expressed a preference for a non-binding, advisory vote on executive compensation each year. The Company’s Board of Directors considered the results of the non-binding, advisory vote on the frequency of votes on executive compensation and determined that it would hold future non-binding, advisory votes each year until the next stockholder non-binding, advisory vote on the frequency of these votes.

4.	The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, was ratified as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,715,352	165,642	25,635	--

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT TRANSPORTATION GROUP, INC.

Date: May 18, 2017	By:	/s/ Richard B. Cribbs
Richard B. Cribbs Executive Vice President and Chief Financial Officer